UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024

Vor Biopharma Inc.

(Exact name of registrant as specified in its Charter)

Delaware	001-39979	81-1591163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cambridgepark Drive Suite 101
Cambridge, Massachusetts		02140
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 655-6580

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VOR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

On September 5, 2024, Vor Biopharma Inc. (the “Company” or “Vor Bio”) issued a press release entitled “New Clinical Data Validates Vor Bio’s Approach of Using Shielded Transplants to Deliver Targeted Therapies,” a copy of which is attached hereto as Exhibit 99.1 to this report and incorporated herein by reference.

The Company from time to time presents and/or distributes to the investment community presentations related to its business. A copy of its most recent presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On September 5, 2024, the Company announced updated clinical data from its ongoing Phase 1/2 VBP101 study of patients with relapsed/refractory AML receiving trem-cel followed by MylotargTM. The data included 18 patients treated with trem-cel of which ten had received Mylotarg as of the data cut-off date of July 19, 2024. The data demonstrated:

•

Reliable engraftment, with 100% of patients achieving primary neutrophil engraftment (median 9 days) and robust platelet recovery (median 16.5 days). High CD33 editing efficiency (median 89%, range 71-94%) and full myeloid chimerism at Day 28.

•	Shielding of the blood system, with maintained neutrophil and platelet counts across multiple Mylotarg doses of 0.5, 1, and 2 mg/m2.

•

Broadened therapeutic index for Mylotarg with drug exposure represented by AUC which is related to efficacy, consistent with labeled Mylotarg doses, and with maximal concentrations, measured by Cmax and related to veno-occlusive disease, well below known toxic range.

•

Early evidence suggesting patient benefit as measured by relapse-free survival when compared to published high-risk AML comparators, with only four patients relapsing, two of which occurred before Mylotarg treatment, and two occurring following Mylotarg, both with TP53 mutations.

With this data, the Company plans to explore a registrational trial while it continues to pursue other synergistic opportunities for Vor Bio’s platform such as VCAR33ALLO and VADC45.

With respect to the VCAR33ALLO program, the Company announced that the VBP301 study continues enrolling patients with initial focus on relapsed/refractory AML post-transplant, and that the Company is encouraged by in vivo CAR-T expansion data from three patients treated to date, all at the lowest dose of 1 x 106 CAR+ cells/kg.

The Company also announced a new preclinical asset, VADC45, which has a number of potential opportunities in oncology, gene therapy, and autoimmune disorders.

•

VADC45 is an ADC that targets the CD45 protein. CD45 is a well-validated target for a wide variety of blood cancers with clinical proof of concept. The linker-payload used in VADC45 is also clinically validated.

•

VADC45 has the potential to treat a number of diseases, including treatment of hematologic malignancies, as a targeted conditioning agent for gene therapies such as for sickle cell disease, holistic immune reset for autoimmune disorders, and for Vor Bio’s approach of combining this asset with epitope modification of CD45 to shield healthy stem cells.

•	Vor Bio already has robust preclinical data for VADC45 and is progressing IND-enabling studies to enable future Phase 1 studies.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “aim,” “anticipate,” “can,” “continue,” “could,” “design,” “enable,” “expect,” “initiate,” “intend,” “may,” “on-track,” “ongoing,” “plan,” “potential,” “should,” “target,” “update,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements in this Current Report on Form 8-K include Vor Bio’s statements regarding the potential of its product candidates to positively impact quality of life and alter the course of disease in the patients it seeks to treat, the timing of regulatory filings and initiation of clinical trials, the timing and pace of patient enrollment and dosing in clinical trials and the availability of data therefrom, the expected safety profile of its product candidates, its intentions to use VCAR33ALLO in combination with trem-cel as a Treatment System, the potential of trem-cel to enable targeted therapies in the post-transplant setting including Mylotarg and CD33-targeted CAR-Ts, and the ability of VADC45 to treat hematologic malignancies and to be used as a targeted conditioning agent for gene therapies, as a holistic immune reset for autoimmune disorders, and in combination with opitope modification of CD45 to shield healthy stem cells. Vor Bio may not actually achieve the plans, intentions, or expectations disclosed in these forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various factors, including: uncertainties inherent in the initiation and completion of preclinical studies and clinical trials and clinical development of Vor Bio’s product candidates; availability and timing of results from preclinical studies and clinical trials; whether interim results from a clinical trial will be predictive of the final results of the trial or the results of future trials; uncertainties regarding regulatory approvals to conduct trials or to market products; the success of Vor Bio’s in-house manufacturing capabilities and efforts; and availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements and Vor Bio’s ability to continue as a going concern. These and other risks are described in greater detail under the caption “Risk Factors” included in Vor Bio’s most recent annual or quarterly report and in other reports it has filed or may file with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and Vor Bio expressly disclaims any obligation to update any forward-looking statements, whether because of new information, future events or otherwise, except as may be required by law.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated September 5, 2024

99.2	Corporate Presentation, dated September 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vor Biopharma Inc.

Date: September 5, 2024	By:	/s/ Robert Ang
Robert Ang
Chief Executive Officer